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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   __________

                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                January 22, 1997
                                ----------------
                       (Date of earliest event reported)


                        Capital One Financial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                  1-13300           54-1719854
--------------------------  ----------------   ------------------
(State of incorporation     (Commission File     (IRS Employer
or organization)                Number)          Identification No.)



2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                22042
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(Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code:  (703) 205-1000

                               Page 1 of 4 Pages
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Item 5.  Other Events.
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     On January 22, 1997, Capital One Financial Corporation (the "Company")
issued a news release announcing its earnings for the quarter ended December 31, 1996. The news release and financial information that is included herewith as
Exhibit 99.1 is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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99.1  Earnings news release and financial information of the Company, dated
      January 22, 1997.

                               Page 2 of 4 Pages
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    CAPITAL ONE FINANCIAL CORPORATION



     Dated: January 27, 1997        By: /s/ John G. Finneran, Jr.
                                       --------------------------
                                         John G. Finneran, Jr.
                                         Senior Vice President, General Counsel
                                         and Corporate Secretary


                               Page 3 of 4 Pages
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                                 EXHIBIT INDEX


99.1 Earnings news release and financial information of the Company, dated January 22, 1997.

                               Page 4 of 4 Pages